UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):October 29, 2021

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3310, North Tower, Zhengda Center, No. 20, Jinhe East Road, Chaoyang District Beijing, People’s Republic of China	100176
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 10-87227366

Room 1001, Building T5,

DaZu Square, Daxing District,

Beijing, People’s Republic of China

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 29, 2021, Shineco, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”) elected not to continue the engagement of Centurion ZD CPA & Co. (“Centurion ZD”) serving as the Company’s independent registered public accounting firm. The termination of the engagement of Centurion ZD was approved by the Company’s audit committee.

The reports of Centurion ZD on the financial statements of the Company as of and for the fiscal years ended June 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through October 29, 2021, there were no disagreements with Centurion ZD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Centurion ZD, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through October 29, 2021, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Centurion ZD with a copy of the foregoing disclosure and requested Centurion ZD to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by Centurion ZD is filed as Exhibit 16.1 to this Form 8-K.

On October 29, 2021, the Company’s audit committee approved the engagement of Assensture PAC (“Assensture”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through October 29, 2021, neither the Company nor anyone on its behalf consulted with Assensture regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Assensture concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Exhibit
16.1	Letter from Centurion ZD CPA & Co. dated November 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2021

SHINECO, INC.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Title:	Chairman of the Board